Slide 1

March 2005

Investing In Chesapeake

Slide 2

Disclaimer

This presentation includes forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities

Litigation Reform Act of 1995. Changes in the following important factors, among others, could cause Chesapeake's actual results to differ materially from those expressed in the forward-looking statements: competitive products and pricing; production costs (particularly for raw materials such as folding carton and plastics materials); fluctuations in demand; possible recessionary trends in U.S. and global economies;

governmental policies and regulations; interest rates; currency translation movements; the ability of the Company to remain in compliance with its debt covenants; and other risks that are detailed from time to time in reports filed by the Company with the Securities and

Exchange Commission.

This presentation speaks only as of the date of this presentation and Chesapeake assumes no obligation to update the presentation. Users of the presentation are advised to review public disclosure by Chesapeake subsequent to the date of this presentation.

Non-GAAP Financial Measures

Cash Flow Available for Shareholders and Debt Reduction - To supplement the company's consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), the company reports "cash flow available for shareholders and debt reduction," defined as net cash provided by operating activities plus net cash provided by (or minus net cash used

in) investing activities, which is a non-GAAP measure. The company's management believes this non-GAAP measure enhances the overall understanding of the company's ability to pay-down debt and pay dividends to its shareholders. In addition, this non-GAAP measure is a primary indicator management uses as a basis for planning and forecasting future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for cash flows provided by operating activities determined in accordance with

GAAP.

Financial Results Excluding Special Items - To supplement the company's consolidated financial statements presented on a GAAP basis, the company reports income from continuing operations before (1) costs related to the extinguishment of debt and (2) the gain on the settlement of indemnification obligations. The company's management believes this non-GAAP measure provides investors, potential investors, securities analysts and others with useful additional information to evaluate the performance of the business, because it excludes expenses that management believes are not indicative of the operating results of the business. In addition, this non-GAAP measure is used by management to evaluate the operating performance of the company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for income from continuing operations and earnings per share determined in accordance with

GAAP.

Chesapeake defines EBITDA as income from continuing operations before interest, income taxes, depreciation, amortization, restructuring charges and gains on sales of businesses. EBITDA is not a measure of performance defined by GAAP and should not be considered in isolation or as a substitute for net income or cash flows from operating activities, which have been prepared in accordance with GAAP. We believe EBITDA provides useful information regarding our ability to service our debt and is used by investors and analysts to evaluate companies within the packaging industry. EBITDA may be adjusted for certain cash and non-cash charges to determine compliance with certain financial covenants under our senior credit facility. EBITDA, as presented, may not be comparable to the calculation of similarly titled measures reported by other companies.

Slide 3

Business and Strategic

Overview

Thomas H. Johnson

Chairman & Chief Executive Officer

Slide 4

Company Overview

NYSE Symbol: CSK

Shares Outstanding: 19.7 million

Market Capitalization: $422 million

Dividend: $.88/share

Share Ownership:

Insider 6%

Institutional 72%

Retail 22%

Top Five Shareholders:

T. Rowe Price

Dimension Fund Advisors

Barrow Hanley

Barclays Global Investors

Strong Capital Management

Stock Price Indices: January 2003-March 18, 2005

-30.00

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40.00

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60.00

70.00

80.00

1/1/2003

3/1/2003

5/1/2003

7/1/2003

9/1/2003

11/1/2003

1/1/2004

3/1/2004

5/1/2004

7/1/2004

9/1/2004

11/1/2004

1/1/2005

3/1/2005

CSK Russell 2000 Composite Index Small Cap S&P 600

Slide 5

Investment Highlights

A leading supplier of specialty plastic packaging products to niche end-use markets

Expansions into North America and emerging markets may enhance future earnings growth

Existing platform and significant investment in infrastructure provides organic growth opportunities

Focus on higher growth, lower cyclicality end-use markets that require rigorous process & quality control, brand positioning and product differentiation

A leading supplier of value-added, specialty paperboard packaging in Europe

Slide 6

Chesapeake's Transformation

Chesapeake has transformed itself from a small North American producer of commodity paper products to a leading European supplier of value-added specialty packaging products

1996 2004

Acquired value-added

specialty packaging

assets, primarily in

Europe where the

attractive

opportunities existed

Integrated

acquisitions,

rationalized

operations and

refined core

competencies

A leading specialty

paper based and

plastic packaging

supplier with strong

competitive positions

in many attractive

end-use markets

Began divesting

North American

commodity paper

assets

2004 2001 - 2003 1999 - 2000 1997

Commodity focused

Integrated producer with significant capital requirements

Highly cyclical end-markets

Primarily North American

Specialty orientation

Leading positions in target niche end-use markets

Non-integrated, value-added converting company

Reduced cyclicality

90% European

Slide 7

Chesapeake Today

A leading multi-substrate producer of value-added, specialty packaging products

Largest specialty paper-based packaging supplier in Europe

A leading provider of specialty plastic packaging to niche end-use markets

Successful business model based on several key competitive

advantages

Ability to provide innovative, high quality packaging solutions

Comprehensive design expertise

Pan-European presence with state-of-the-art, strategically located facilities

Long-standing, collaborative customer relationships with well-recognized companies

Focus on attractive, defensible end-use markets

Pharmaceuticals and healthcare

International and branded products

Tobacco

Specialty chemicals

Slide 8

Company Overview

Sales by Market Sales by Geography

Pharma-Healthcare 35%

Specialty Chemicals 4%

Food & Household 23%

Tobacco 13%

United Kingdom 56%

Other 4%

Belgium 6%

Ireland 7%

Germany 11%

United States 2%

France 10%

2004 Revenues $1.03 Billion

25% International & Branded (Spirits, Confectionery & Cosmetics)

South Africa 4%

Slide 9

Paperboard Packaging

2004 Sales by Market European market leader: #1 or #2 in target markets

Products include: folding cartons, booklets, leaflets, labels, composite tubes, rigid set-up boxes, vacuum-formed packaging

Sector-focused on key markets:

Pharmaceutical & Healthcare

International & Branded Products (alcoholic drinks, confectionery, and cosmetics)

Tobacco

Food & Household

Pharma-Healthcare

$358

Food & Household

$112

Other

$8 Tobacco

$132

International & Branded Products

$255

$865 million

Slide 10

Source: Company estimates based on 2003 sales value of production

Europe's Leading Paper-based Converters

$0 $100 $200 $300 $400 $500 $600 $700 $800

Ileos

Edelmann

Reno de Medici

Amcor

Akerlund & Rausing

Van Genechten Packaging

Nampak/MY Holdings

Mead Westvaco

Mayr Melnhof

Chesapeake

Sales - $ in millions

Folding Cartons

Labels and

Leaflets

Slide 11

Plastic Packaging

Leadership positions in selected niche markets

Barrier containers for invasive fluids

PET soft drink bottles in South Africa

HDPE milk bottles in Ireland

Products: HDPE bottles, containers and closures; PET bottles, containers, closures & preforms

Primary markets: specialty chemicals, beverages, pharmaceutical & healthcare

Principal customers include: ABI, Syngenta, Macaw, C&C Group,

Coca-Cola, Glanbia & Pepsi

2004 Sales by Market

Specialty Chemicals $42

Food & Beverage $125

$167 million

Slide 12

Broad Specialty

Packaging Portfolio

Slide 13

Innovative, Design Focused Packaging Solutions

New legislative requirements create significant information disclosure challenges for global pharmaceutical customers

Met the challenge with an innovative in-line produced carton-label-leaflet solution for a global product launch

Our award winning design teams work with customers to develop innovative solutions for technically demanding or brand focused packaging applications

Partnered with Allied Domecq's Mumm Champagne brand to develop this briefcase-style gift pack to attract shoppers and travelers on the go

Achieved lithographic print quality and detailed foil stamping on a polypropylene surface

Slide 14

Long-Standing Relationships

with Blue Chip Customers

Wyeth McCain Allied Domecq William Grant Jones, Inc Nestle Syngenta GSK GlaxoSmithKline Schering-Plough Coca-Cola Kraft Dow AgroSciences AstraZeneca International Diageo C&C Boots abi British American Tobacco Cadbury The Gillette Company Altadis Pepsi UB United Biscuits Storck LVMH Altria Pfizer Mars 3M Pernod Ricard Gallaher Group Plc Stiefel

Slide 15

Extensive Geographic

Manufacturing Footprint

Pan-European Manufacturing Presence Enhances Customer

Relationships and Sustains Leading Market Positions

Plastic

Paperboard

50 Total

4 Agrochemicals and Other

Specialty Chemicals

5 Food & Beverages

3 Food & Household

4 Tobacco

12 International & Branded

22 Pharma/Healthcare

Sites End-Use Markets

Note: Map excludes U.S., South Africa and China locations

Slide 16

Pharmaceuticals & Healthcare Market

Customer Requirements/Needs:

Comprehensive design services

Special packaging features

Reduced delivery times

Flexibility in order size

Broader geographic coverage

Rigorous process and quality

standards

Text integrity

Key Demand Drivers:

Increasing use of lifestyle drugs

Aging population

Increasing OTC drug sales

Information disclosure

requirements

Anti-counterfeiting legislation

and requirements

Attractive Demand

Prospects

Well Positioned to Meet

Market Trends

35%

Opportunities:

European and emerging markets bolt-ons

North American platform

Slide 17

International & Branded

Products Market

Attractive Demand

Prospects

Well Positioned to Meet

Market Trends

Customer Requirements/Needs:

Brand positioning/differentiation in

discerning global markets

Multi-substrate capabilities

Consistent image/anticounterfeiting

Exceptional print/finishing

techniques

Large scale international product

launches/re-launches/rangeextensions

Key Demand Drivers:

Increased consumer marketing

focus on promotional

packaging

Greater demand for anticounterfeiting

as more

products are shipped to

developing countries

Opportunities:

Mainland Europe confectionery

expansion

25%

Slide 18

Tobacco Market

Attractive Demand

Prospects

Well Positioned to Meet

Market Trends

Customer Requirements/Needs:

Supplier rationalization

Shift from soft to hard pack

Advertising restrictions lead to

point-of-sale differentiation

Increased government healthcare

warnings

High speed gravure printing,

embossing and gold leaf processes

Key Demand Drivers:

Good growth projected in

developing countries

Low/negative growth in

industrialized countries

Opportunities:

Expand in Eastern Europe and

Far East

13%

Slide 19

Plastics Markets

Attractive Demand

Prospects

Well Positioned to Meet

Market Trends

Customer Requirements/Needs:

Lighter weight containers for

agrochemicals and other specialty

chemicals with superior barrier

characteristics

Innovative designs for plastic

beverage bottles

Key Demand Drivers:

Increased soft drink and

mineral water consumption

Barrier containers for

agrochemicals and other

specialty chemicals

Substitution of plastic for glass

bottles and aluminum cans

Opportunities:

Expansion in North America and

emerging markets

Supply-chain synergies with

Pharma/Healthcare customers

16%

Slide 20

Growth Plan

Broaden existing

presence in China

and select emerging

markets

Augment current

European footprint

Grow organically in

existing markets

Acquire North

American assets

within existing target

markets

Paperboard or plastic

substrates

Emerging Markets Expand European

Presence

Re-Enter North

America

Last three years focused on integrating recent acquisitions and refining business model

Now ready to leverage existing platform and competencies to pursue growth opportunities through acquisitions, joint ventures and organic growth

Slide 21

Financial Review

Joel K. Mostrom

Senior Vice President

Chief Financial Officer

Slide 22

700

800

900

1,000

1,100

2002 2003 2004

$782

$886

$1,032

EBITDA

Other Financial Data

Historical Financial Performance

for Continuing Operations

Sales

EPS

New $250 million 5-year senior credit

facility and Euro 100 million bond in 2004

Issued 4 million shares of common

stock to retire high coupon sub debt

in 2004

Paid dividend for 72 consecutive years; current dividend of $0.88 (yield of approximately 4%)

Note: EBITDA excludes pre-tax restructuring charge of $2.6 million in 2002 and a pre-tax gain of $11.2 million in 2003 for an indemnification settlement

EPS includes $1.8 million restructuring charge in 2002, $7.7 million gain on settlement of environmental indemnity obligations in 2003 & $6.2 million loss on extinguishment of debt in 2004.

90

100

110

120

2002 2003 2004

$ in millions

$107

$111

$0.94 $0.76

$1.45

$0.61

$0.95

0.00

0.50

1.00

1.50

$2.00

2002 2003 2004

EPS EPS excluding special items

$1,032

$117

$ in Millions $ per Share

Slide 23

($ in Millions)

Year End

2002 2003 2004

Assets

Total Current Assets $ 288 $ 309 $ 337

Property, Plant & Equipment, Net 376 432 427

Goodwill 584 644 695

Other Assets 105 108 96

Total Assets $ 1,353 $ 1,493 $ 1,555

Liabilities and Stockholders' Equity

Total Current Liabilities $ 205 $ 246 $ 317 (1)(2)

Long-term Debt 486 482 365 (2)

Other Long-term Liabilities 185 195 161

Stockholders' Equity 477 570 712

Total Liabilities & Stockholders' Equity 1,353 $ 1,493 $ 1,555 $

Consolidated Balance Sheet

(1) Total current liabilities includes $64 million current portion of long-term debt.

(2) Total debt was increased by $64 million due to the impact of foreign exchange rates from 2002 to 2004.

Slide 24

Capital Structure

($ in Millions) 2002 2003 2004

Net Debt(1) $ 476 $ 475 $ 375

Shareholders' Equity 477 570 712

Total Capital $ 953 $ 1,045 $ 1,087

Net Debt/Capital 50% 45% 34%

(1) Total debt less cash.

Year End

Slide 25

Business Segment Sales

$678

$754

$865

300

400

500

600

700

800

900

2002 2003 2004

Paperboard Plastics

$104

$132

$167

0

50

100

150

200

2002 2003 2004

$ in millions

Slide 26

Paperboard

Business Segment

$101

$104

$99

60

80

100

120

2002 2003 2004

$ in millions

EBITDA EDITBA Margin

(1) 2002 Paperboard EBITDA excludes pre-tax restructuring charge of $2.6 million.

(1) (1)

14.9%

13.8%

11.4%

0

2

4

6

8

10

12

14

16

2002 2003 2004

Slide 27

Plastics

Business Segment

EBITDA EBITDA Margin

16.5% 17.1% 16.6%

0

5

10

15

20

2002 2003 2004

(1) 2004 Plastics EBITDA excludes pre-tax gain on sale of excess land of $5.8 million.

(1) (1)

$17

$23

$28

0

10

20

30

40

2002 2003 2004

$ in millions

Slide 28

$39 $43 $73

0

20

40

60

80

2002 2003 2004

$ in millions

Cash flow available for shareholders and debt reduction

Historical Cash Flow

Slide 29

$44

$49

$30

$7

$3

$5

2002 2003 2004

Paperboard Plastic

$51 $52

Capital Expenditures

Capex Focused on Growth and Cost Reductions Highlights

($ in millions)

Recent investments to

support future growth:

Two new German

factories - confectionery

and tobacco end-use

markets

Expansion of Scottish

International and

Branded Factory

Extensive computer-to-plate

technology

Balanced combination of

growth and maintenance

spending

$35

Slide 30

Financial Outlook 2005

Earnings Per Share $0.90 - 1.20

Net cash provided by operating $70 - 90 million

activities

Capital expenditures $40 - 50 million

Slide 31

Investment Highlights

A leading supplier of specialty plastic packaging products to niche end-use markets

Expansions into North America and emerging markets may enhance future earnings growth

Existing platform and significant investment in infrastructure provides organic growth opportunities

Focus on higher growth, lower cyclicality end-use markets that require rigorous process & quality control, brand positioning and product differentiation

A leading supplier of value-added, specialty paperboard packaging in Europe

Slide 32

Financial Reconciliations

Reconciliation of EBITDA Before Special Items to EBIT

($ in Millions)	Year-Ended		
	December 29, 2002	December 28, 2003	January 2 2005
Sales from continuing operations:			
Paperboard Packaging	$678.1	$753.4	$864.7
Plastics Packaging	103.7	132.2	167.0
	$781.8	$885.6	$1,031.7
EBITDA from continuing operations before special items:			
Paperboard Packaging	$101.2	$104.0	$98.8
Plastics Packaging	17.1	22.6	33.5
Corporate Overhead	(11.4)	(15.9)	(15.3)
	$106.9	$110.7	$117.0
Depreciation and amortization:			
Paperboard Packaging	($38.9)	($43.6)	($50.4)
Plastics Packaging	(8.6)	(10.2)	(10.4)
Corporate Overhead	(0.7)	(0.5)	(0.3)
	($48.2)	($54.3)	($61.1)
Income from continuing operations before interest and taxes (EBIT):			
Paperboard Packaging	$62.3	$60.4	$48.4
Plastics Packaging	8.5	12.4	23.1
Corporate Overhead	(12.1)	(16.4)	(15.6)
	$58.7	$56.4	$55.9
Restructuring charges	($2.6)	-	-
Gain on sale of business related to indemnification settlement	-	$11.2	-
Income from continuing operations before interest and taxes (EBIT)	$56.1	$67.6	$55.9
EBITDA Margin:			
Paperboard Packaging	14.9%	13.8%	11.4%
Plastics Packaging	16.5%	17.1%	20.0%
Adjustment for amortization and depreciation:			
Paperboard Packaging	(5.7%)	(5.8%)	(5.8%)
Plastics Packaging	(8.3%)	(7.7%)	(6.2%)
Income from continuing operations before interest and taxes (EBIT) margin:			
Paperboard Packaging	9.2%	8.0%	5.6%
Plastics Packaging	8.2%	9.4%	13.8%

32

Financial Reconciliations

Reconciliation of Cash Flow Available for Shareholders and Debt Reduction

to Net Cash Provided by Operating Activities

($ in Millions)

Year-Ended

December 29, December 28, January 2,

2002 2003 2005

Cash flow available for shareholders & debt reduct $38.7 $43.3 $72.6

Add: Net cash used in investing activities 12.4 36.7 20.5

Net cash provided by operating activities $51.1 $80.0 $93.1

($ in Millions)

Year-Ended

December 29, December 28, January 2,

2002 2003 2005

Income from continuing operations before

special items, per diluted share $0.76 $0.95 $0.94

Add: gain on sale of business after taxes - 0.50 -

Less: loss on extinguishment of debt after taxes - - (0.33)

Income from continuing operations, per $0.76 $1.45 $0.61

diluted share

Reconciliation of EPS Before Special Items to EPS

Slide 34

March 2004

Investing In Chesapeake